UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   May 21, 2007
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                                  Zanett, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                            001-32589                 56-4389547
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                      10022
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:      (212) 583-0300
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On May 15, 2007 Zanett, Inc. ("Zanett") held an investor conference call in which information regarding Zanett's results of operations for the three month period ended March 31, 2007 was provided. A transcript of this conference call is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

The conference call included a discussion of EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization), a non-GAAP performance measure, which is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than GAAP earnings. EBITDA is defined as GAAP net income plus all cash and non-cash interest expense, plus all cash and non-cash tax expense, plus all cash and non-cash depreciation expenses, plus all cash and non-cash amortization expenses. Zanett's management believes the presentation of EBITDA provides useful information to Zanett's investors regarding Zanett's financial condition and result of operations as it reflects how the operations of the company are performing independent of any financing activities. The following is a reconciliation of the EBITDA figures presented on the conference call to GAAP gross revenue:


Consolidated                             Q1 2007          Q1 2006
                                      ------------     ------------

Loss from continuing operations      $   (775,661)     $   (445,067)

Interest                                  459,764           452,898
Taxes                                      25,750            12,497
Depreciation & Amortization               188,401           138,051
Stock Based Compensation                  147,004           355,449

Earnings before interest, taxes
  depreciation, amortization and
  stock compensation                 $     45,258      $    513,828


Paragon Dynamics, Inc.                   Q1 2007          Q1 2006
                                      ------------     ------------

Income from continuing operations    $     82,071      $    122,859

Interest                                   56,250            56,250
Depreciation & Amortization                47,062            45,452
Stock based compensation                   30,989            54,340

Earnings before interest, taxes
  depreciation, amortization and
  stock compensation                 $    216,372      $    278,901

On May 15 , 2007, Zanett also issued a press release announcing that it had filed a Form 12b-25 Notification of Late Filing in connection with the delayed filing of its Quarterly Report on Form 10-Q for the three month period ended March 31, 2007. In addition, the press release provided information regarding Zanett's results of operations for this period. The press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Transcript of investor conference call held on May 15, 2007.
99.2 Press release dated May 15, 2007.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZANETT, INC.



Date:  May 18, 2007              By: /s/ Dennis Harkins
                                 Dennis Harkins
                                 Chief Financial Officer



                               EXHIBIT INDEX

Exhibit No. Description
99.1        Transcript of investor conference call held on May 15, 2007.
99.2        Press release dated May 15, 2007.
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